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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 26, 2002

                               Waters Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 01-14010                                13-3668640
         (Commission File Number)             (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts                    01757
(Address of Principal Executive Offices)                 (Zip Code)

                                 (508) 478-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

The purpose of this Form 8-K is to inform the public and security holders of a press release announcing the Company's stock repurchase program. A copy of the press release is attached as Exhibit 99.1.

Certain statements contained herein are forward looking. Many factors could cause actual results to differ from these statements, including fluctuations in the price of the Company's stock and changes in its liquidity or planned expenditures. Such factors are discussed in detail in the Company's filings with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

(C)  Exhibit 99.1    Press Release dated June 25, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WATERS CORPORATION


Dated:  June 26, 2002                       By:    /s/ John Ornell
                                                ------------------------
                                                Name:  John Ornell
                                                Title: Vice President, Finance
                                                       and Administration and
                                                       Chief Financial Officer